STOCK PURCHASE AGREEMENT


     This STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of
June 27, 1997, is among Stanley Furniture Company, Inc., a Delaware corporation (the "Company"), and the Selling Stockholders listed on
Schedule 1 hereto.
     A. The Selling Stockholders own an aggregate of 1,576,402 shares of common stock, $.02 par value, of the Company (the "Common Stock");
     B. The Selling Stockholders desire to sell 750,000 shares of Common Stock (the Redemption
           Shares) to the Company, and the Company
           desires to purchase the Redemption Shares from the Selling Stockholders, all on the terms set forth herein.
     In consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement,the parties to this Agreement mutually agree as follows:
     1. Purchase and Sale of Redemption Shares. Subject to the terms and conditions herein provided, the Company hereby agrees to purchase and pay for, and each of the Selling
Stockholders hereby agrees to sell and transfer the number of Redemption Shares as set forth opposite the name of such Selling
Stockholder on Schedule 1 hereto. The consideration for the saleand transfer of the Redemption Shares shall be $20.00 per share. Theclosing of the foregoing transactions (the "Closing") shall occur on June27, 1997 at such location as is mutually agreeable to the parties or at suchother time and location as are mutually agreeable to the parties. TheSelling Stockholders shall make delivery of the Redemption Shares to the Company at the Closing by delivering to the Company, or itsauthorized representative, the certificates representing the Redemption Shares duly endorsed or with stock powers attached thereto duly signed, against payment of the purchase price in cash, check or by wire transfer.
     2.    Representations and Warranties of the SellingStockholders.
(A) Each of the Selling Stockholders represents and warrants to the Company as follows:
           a. The execution and delivery of this Agreement andthe performance by such Selling Stockholder of such SellingStockholder's obligations hereunder have been duly authorized by all necessary action binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms.
           b.   The Redemption Shares set forth opposite suchSelling
Stockholder in Schedule 1 hereto are owned beneficially and ofrecord by such Selling Stockholder, there exist no liens, options,charges, adverse claims or encumbrances of any kind, including any marginloans, affecting such Redemption Shares and upon delivery of suchRedemption
Shares, the Company will own such Redemption Shares free and clearof any lien, option, charge, adverse claim or encumbrance of any kind.
           c. The consummation by such Selling Stockholder of the transactions contemplated by this Agreement will not, asapplicable, violate any provision of the charter or governing documents of such Selling Stockholder, or violate any provision of, or constitute adefault under, any mortgage, deed of trust, indenture, or other agreementor instrument, to which such Selling Stockholder is a party or bywhich any of its assets are bound, or violate or conflict with any existinglaw, order, rule, regulation, writ, injunction, judgment or decree ofany government, governmental instrumentality, agency or body,arbitration tribunal, or court, domestic or foreign, having jurisdiction oversuch
Selling Stockholder or such Selling Stockholder's property.
     (B)   Each of the ML-Lee Acquisition Fund, L.P., ML-Lee
Acquisition Fund II,
L.P. and ML-Lee Acquisition Fund (Retirement Accounts) II, L.P.
represents that it has elected to operate as a "BusinessDevelopment
Company" within the meaning of the Investment Company Act of 1940,as amended.
     3.    Representations and Warranties of the Company.  The
Company represents and warrants to the Selling Stockholders asfollows:
           a. The execution and delivery of this Agreement andthe performance by the Company of its obligations hereunder have been duly authorized by all necessary action by the Company and this Agreement is a legal, valid and binding terms.
           b. The consummation by the Company of the transactions contemplated by this Agreement will not violate any provision ofthe
Certificate of Incorporation or Bylaws of the Company, or violateany provision of, or constitute a default under, any mortgage, deed oftrust, indenture, or other agreement or instrument, to which the Companyis a party or by which any of its assets are bound, or violate orconflict with any existing law, order, rule, regulation, writ, injunction,judgment or decree of any government, governmental instrumentality, agency or body, arbitration tribunal, or court, domestic or foreign, having jurisdiction over the Company or the Company's property.
     4. Conditions. In addition to the other conditionscontained herein, the obligation of the Selling Stockholders to sell andtransfer, and the obligation of the Company to purchase and pay for, the Redemption Shares is subject to the meeting of each of thefollowing conditions at or prior to the Closing:
           a. With respect to the obligations of the Company,each of the representations and warranties of the Selling Stockholders contained in this Agreement shall be true and correct in allrespects as of the date of this Agreement and as of the Closing.
           b.   With respect to the obligations of the Selling
Stockholders, each of the representations and warranties of the Company contained in this Agreement shall be true and correct inall respects as of the date of this Agreement and as of the Closing.
           c. Neither the Company nor the Selling Stockholdersshall be prohibited by any action, order, judgment or injunction of acourt of competent jurisdiction from purchasing or selling the RedemptionShares under this Agreement.
     5.    Registration Rights.  As an additional consideration tothe
Company to redeem the Redemption Shares in accordance with theterms of this Agreement, all of the Selling Stockholders who are partiesto the Registration Rights Agreement have this day entered into anAmendment
No. 1 to Registration Rights Agreement pursuant to they have agreed registration upon the request of such Selling Stockholders.
     6. Termination. Either the Company or the SellingStockholders may elect to terminate this Agreement if the Redemption Sharesshall not have been redeemed on or before July 2, 1997.
     7. Amendment. This Agreement may be amended at any time prior to the Closing provided that any such amendment is approvedin writing by each of the parties. All representations and warrantiesof the Company and the Selling Stockholders which are true and correct as modified and approved in any such amendment shall be deemed trueand correct for the purposes of Sections 2 and 3.
     8. Extension; Waiver. At any time prior to the Closingeither party to this Agreement may (i) extend the time for the performanceof any of the obligations of the other party, (ii) waive a breach ofa representation or warranty of the other party, or (iii) waivecompliance by the other party with any of the agreements or conditionscontained herein. Any such extension or waiver shall be valid if set forthin a written instrument signed by the party giving the extension orwaiver.
     9. Notices. All notices and other communications given hereunder shall be in writing. Notices shall be effective whendelivered, if delivered personally. Otherwise, they shall be effective whensent to the parties at the addresses or numbers listed below, as follows:(i) on the business day delivered (or the next business day followingdelivery if not delivered on a business day) if sent by a local or longdistance courier, prepaid telegram, telefax or other facsimile means, or(ii) three days after mailing if mailed by registered or certified U.S. mail,postage prepaid and return receipt requested.
     If to the Company to:
     Stanley Furniture Company
     P.0. Box 30
     Highway 57 West
     Stanleytown, Virginia 24168
     Attention: Albert L. Prillaman
     Telefax No.: (540) 627-5114
     David W. Robertson, Esquire
     McGuire, Woods, Battle & Boothe, L.L.P.
     One James Center
     901 East Cary Street
     Richmond, Virginia 23219-4030
     Telefax No.: (804) 775-1061

     If to a Selling Stockholder to:

     the address set forth for such Selling Stockholder in Schedule1 hereto, with a copy to:

     James Westra, Esquire
     Hutchins, Wheeler & Dittmar
     101 Federal Street
     Boston, Massachusetts 02110
     Telefax No.: (617) 951-1295

or to such other address or number as a party may designate bygiving notice of the change in the manner set forth above.
     10. Miscellaneous. This Agreement (i) constitutes theentire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties withrespect to the subject matter hereof; (ii) is not intended to and shall notconfer upon any person or entity, other than the parties hereto, anyrights or remedies with respect to the subject matter hereof; and (iii) shallnot be assigned by operation of law or otherwise.
     11. Section Headings. Section headings are included solelyfor convenience and are not to be considered to be part of thisAgreement and are not intended to be accurate descriptions of the contentsthereof.
     12. Assignment. This Agreement shall be binding upon andinure to the benefit of the parties thereto and their respectivetransferees, successors and assigns; provided, however, no party may assign this Agreement without the written consent of the other parties to this Agreement.
     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original,but all of which together shall constitute one instrument.
     14. Choice of Law. All questions as to the interpretationand of Delaware , excluding the choice of law principles thereof.
[Remainder of Page Intentionally Left Blank]
Agreement to be executed on and as of the date first written above.
                                 STANLEY FURNITURE COMPANY, INC.



                                 Albert L. Prillaman
                                 President

                                 ML-LEE ACQUISITION FUND L.P.
                                 By:  Mezzanine Investments, L.P.
                                           Its Managing General

                            Partner
                                 By:  ML Mezzanine Inc.
                                           Its General Partner


                                 By:

                                 Name:
                                 Title:

                                 ML-LEE ACQUISITION FUND II, L.P.
                                 By:  Mezzanine Investments II,

                       L.P.
                                           Its Managing General

                            Partner
                                 By:  ML Mezzanine II Inc.
                                           Its General Partner


                                By:_________________________________
                                 Name:
                                 Title:

                                 ML-LEE ACQUISITION FUND
                                 (RETIREMENT ACCOUNTS) II, L.P.
                                 By:  Mezzanine Investments II,

                       L.P.
                                           Its Managing General

                            Partner
                                 By:  ML Mezzanine II Inc.
                                      Its General Partner


                                 By:_______________________________
                                 Name:
                                 Title:

                                 STATE STREET BANK AND TRUST
                                 COMPANY OF CONNECTICUT, N.A., NOT

'
                  THE 1989 THOMAS H. LEE NOMINEE
                                 TRUST, DATED 9/29/89


                                 By:______________________________
                                 Name:
                                 Title:

                                 PAXMAN & CO.


                                 By:_______________________________
                                 Name:
                                 Title:


                                 _________________________________
                                 David V. Harkins C/F Jessica

                  Harkins


                                 __________________________________
                                 David V. Harkins C/f Jason Harkins


                                 _________________________________
                                 Anthony J. DiNovi





                                   Schedule 1




Name of Selling Stockholders                         No. of Shares

ML-Lee Acquisition Fund, L.P.                               727,344

ML-Lee Acquisition Fund II, L.P.                              6,281

ML-Lee Acquisition Fund
    (Retirement Accounts) II, L.P.                            5,032

David V. Harkins C/F Jessica Harkins                            272

David V. Harkins C/F Jason Harkins                              272

State Street Bank & Trust Company of
Connecticut, N.A., Not Individually, But as
Trustee for the 1989 Thomas H. Lee Nominee
Trust, Dated 9/29/89                                         10,089

Paxman & Co.                                                    438

Anthony J. DiNovi                                               272

           TOTAL:                                           750,000





193880-1